UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported)   May 2, 2008
                                                    ----------------------------

                                    KSW, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                0-27290                                 11-3191686
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        (Commission File Number)              (IRS Employer Identification No.)

            37-16 23rd Street
       Long Island City, New York                         11101
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(Address of Principal Executive Offices)               (Zip Code)

                                 (718) 361-6500
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

        This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

        On May 2, 2008, KSW, Inc. issued a press release announcing its financial results for the first quarter of 2008. The Company also announced that its Board of Directors has declared a cash dividend of $.20 per share, payable on June 17, 2008, to shareholders of record as of May 26, 2008. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(d)         Exhibits.

99.1 Press Release of KSW, Inc., dated May 2, 2008, reporting KSW's financial results for the first quarter of 2008, and the declaration of a cash dividend.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        KSW, INC.

                                        By: /s/ Richard W. Lucas
                                           -------------------------------------
                                        Name:  Richard W. Lucas
                                        Title: Chief Financial Officer

Date:   May 2, 2008

                                  EXHIBIT INDEX

Exhibit No.                           Description

99.1 Press Release of KSW, Inc., dated May 2, 2008, reporting KSW's financial results for the first quarter of 2008, and the declaration of a cash dividend.